Exhibit 32

    Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To
                 Section 906 of the Sarbanes-Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-KSB/A Annual Report of Xfone, Inc. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2004

By: /s/Guy Nissenson
Guy Nissenson
President, Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer